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                                                                EXHIBIT NO. 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-33446, 333-30554, 333-95553, 333-95109,
333-64085 and 333-64087) of Braun's Fashions Corporation of our report dated March 31, 2000 relating to the financial statements, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
May 24, 2000